GLOBAL GOLD CORPORATION
45 EAST PUTNAM AVENUE, SUITE 118
GREENWICH, CT 06830

Conventus Ltd
C/o Overseas Management Company Trust (BVI) Ltd
OMC Chambers
P.O Box 3152
Road Town
Tortola
British Virgin Islands

October 27, 2010

Heads of Agreement
Sale of Global Gold Valdivia, Chile

Dear Sirs:

These Heads of Agreement set forth the terms of the sale of the 100% interest in the Compania Minera Global Gold Valdivia S.C.M. company which holds the Pureo mining assets in Chile as described in Exhibit A attached hereto ("GGV") and the provision of services by Global Gold Corporation, a Delaware corporation (collectively with its subsidiaries Global Oro, LLC, Global Plata, LLC and Minera Global Chile Ltda. the "Company") to Conventus Ltd. a BVI corporation ("Conventus"), but is subject to a definitive agreement containing all the usual terms and conditions expected for the acquisition of a similar gold producing property, and agreement being reached with Ian Hague with respect to his royalty to the satisfaction of Conventus Ltd.

Descriptive Information:

Sellers:	Global Gold Corporation and Minera Global Chile Limitada.
Property Purchase:	All of the Company's shares in GGV as reflected on the map, license lists, and constitutional documents attached hereto as Exhibit A, which are held through Global Chile Limitada, a Chilean company which owns one hundred percent of GGV pursuant to agreement and licensure conditions, See Annual Report on Form 10-KSB filed with the SEC dated April 15, 2010 available on the Company's website for description. As of the date of this agreement, Conventus Ltd shall be solely responsible, at its own expense for all expenses and other matters required by contract or law to comply with conditions related to the GGV properties, and in particular with the July 24, 2009 contractual condition to commence production on a commercial basis on the property being transferred to its sole control pursuant to this agreement on or before August 15, 2011(subject to any time taken for permitting purposes).
Consulting Services:	Through December 31, 2011, or longer as mutually agreed, the Company shall provide Conventus Ltd with reasonable consulting services and technical assistance for development, production, exploration, and expansion of the GGV mining properties in further consideration of the Purchase Price and Bonus Payment described below.
Purchase Price:	\$5.0 million USD payable as follows: (a) \$250,000 on or before October 31, 2010; (b) \$ 250,000 on or before November 30, 2010; (c) \$500,000 at the closing on or

VLF

before March 31, 2011; (d) $1,000,000 on or before December 31, 2011; (e) $1,000,000 on or before December 2012; (f) $1,000,000 on or before December 31, 2013; and (g) $1,000,000 on or before December 31, 2014 until $5,000,000 in total has been paid. If Conventus Ltd elects not to close this transaction, the Company shall have six months to repay the $250,000 and $250,000 deposits; if the Company fails to close this transaction, the Company shall repay the $250,000 and $250,000 deposits within three months with seven percent interest. If Conventus Ltd is unable or fails to close the transaction, the $250,000 and $250,000 deposits shall be non-refundable.

Bonus Payment:	If within seven years, Conventus Ltd, GGV or any of their successors produces 150,000 ounces of gold from the GGV property or property in Chile which the Company assists GGV or Conventus Ltd in acquiring Conventus Ltd shall or shall cause GGV to pay the Company a one-off and once only $2,500,000 bonus within 60 days of achieving such production. Conventus Ltd shall report semi-annually to the Company as to its annual production. Upon reasonable notice and within no less than thirty days from such notice, but no more than two times per year, the Company shall be entitled to inspect and audit development, production, and property records from GGV property or property in Chile which the Company assists GGV or Conventus Ltd in acquiring.
Purchaser:	Conventus Ltd
Closing Date:	March 31, 2011
Right of First Refusal:	Conventus Ltd shall not relinquish, sell, or otherwise transfer GGV properties or property in Chile which the Company assists GGV or Conventus Ltd in acquiring without offering the Company a right of first refusal for a 15 day period to match any bona fide offer or terms it anticipates for making such a transfer. Such right of first refusal expires on December 31, 2014, or such earlier date that Conventus Ltd pays the $5,000,000 purchase price in full. This provision does not apply to any Conventus Ltd transfer to related parties.

Other:

Conditions of Purchase and Sale:	The purchase and sale of the Chilean Interests is subject to (i) the reasonable completion of all business, financial and legal due diligence, consents required (if any) from the Company's existing creditors or any other consents required in connection with the transaction, and the absence of the occurrence of any material adverse event and (ii) execution and delivery of sale and transfer and security documents consistent with Chilean law and in form reasonably satisfactory to the Company and Conventus Ltd, and those matters mentioned above in the preamble. The parties shall perform all obligations associated with this agreement in good faith.
Expenses:	The Company and Conventus Ltd shall bear their own expenses in connection with this transaction.
Counterparts:	These Heads of Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. In addition, this Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by the affixing of such signature pages executed by the parties to one copy of the Agreement; all of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature

page.

Governing Law:	New York
Consent to Jurisdiction:	New York
No Assignment:	These Heads of Agreement and the parties right and obligations hereunder shall be binding upon and inure to the benefit of the successors in interest, assigns and personal representatives (or trustees) of the respective parties and shall not be assignable by a party without the written consent of the other parties hereto, and any such attempted assignment without such consent shall be of no force or effect.
Usual and Other Terms:	As mentioned in the preamble, these Heads of Agreement are conditional upon and subject to the parties negotiating and agreeing a stand-alone contract for the purchase and sale of these assets on or before March 31, 2011
Arbitration:	Any controversy or claim arising out of or relating to this contract, or the breach thereof, shall be settled by arbitration in New York City administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules including the Optional Rules for Emergency Measures of Protection, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

If the foregoing satisfactorily sets forth the agreement among yourselves and the undersigned, please execute the enclosed copy and return same to the undersigned, whereupon this letter shall reflect the agreement between the parties effective October 27, 2010.

Global Gold Corporation

By: ______________________

Name: Van Krikorian
Title: Chairman and CEO

Agreed to and accepted this
27th day of October 2010

Conventus Ltd

By: ______________________
Name: Mr. Johan Ulander

Exhibit A

GLOBAL GOLD CORPORATION

45 East Putnam Avenue • Greenwich, CT 06830
Tel: 203.422.2300 • Fax: 203.422.2330
Email: ggc@globalgoldcorp.com

Juan Jose Quijano Fernandez
Juan Jose Quijano Claro
El Vergel 2316
Santiago Chile

July 20, 2009

RE: Amendment of Global Gold Valdivia Joint Venture Terms, Separation of Properties, and Royalty Agreement

Gentlemen:

This letter amends the terms of our prior agreements on the Compania Minera Global Gold Valdivia S.C.M. joint venture ("GGV") in light of current circumstances. This agreement is subject to confirmation by our board of directors, which shall act on or before July 31, 2009.

On or before August 15, 2009, GGV shall transfer to you or to a company designated by you a one hundred percent (100%) interest in the current GGV claims identified in the map and claims list attached as Exhibit 1 and circled as the "Madre De Dios Claims Block". At the same time, you will transfer all of your rights, title, and interest in GGV and the area marked as the "Pureo Claims Block" and claims list in Exhibit 1 to one or more companies designated by Global Gold Corporation.

It is agreed that if GGV does not commence production on a commercial basis on the property being transferred to its sole control pursuant to this agreement within two years (subject to any time taken for permitting purposes), the property shall revert to you. If the first plant is successful, we will proceed with at least two additional plants/operations with the goal of processing at a capacity of 2,500 cubic meters per day within three years. The parties agree to continue to cooperate with one another and act in good faith, and you shall assist with permitting processes.

You shall be entitled to payment of up to 27 million Euros payable from a 3% NSR royalty interest in all metals produced from the properties retained in GGV, subject to your initial repayment of $200,000. For three years, GGV or its designee shall have a right of first refusal on any bona fide offers for all or any part of the properties transferred to you (to be exercised within five (5) days). For three years, you shall also have a right of first refusal on any bona fide offers for all or any part of the properties retained by GGV or its designee (to be exercised within twenty (20) days). The production royalty shall be paid quarterly, and shall be accompanied by (i) a statement summarizing the computation of net smelter returns and (ii) copies of any and all original settlement statements issued by each buyer for their purchase of the products. The

settlement statements shall include the total weight of product purchased; the contained payable elements within the product; the market prices of the elements; deduction of all processing and penalties; and the total amount due to be remitted to the seller on a provisional and final settlement basis. The quarterly royalty payments will be provisional and subject to adjustment at the end of the producing entity's accounting year. The term "NSR" as used herein shall mean the full value received by producing entity from any buyer for any and all products sold, reflective of the point of sale after deductions for all of the following charges from third parties, if any: custom smelting costs, treatment charges and penalties including, but without being limited to, metal losses, penalties for impurities and charges or deductions for refining, selling, and transportation from smelter to refinery and from refinery to market. Upon reasonable notice and within no less than thirty days from such notice, but no more than two times per year, a party shall be entitled to inspect and audit production, plans, operations, and sales records from the other party.

One year from the date of the first continuous payment of the production royalty, GGV shall have the right for three years to buy out the other's production royalty at a price to be determined through independent appraisals of each party and mutual agreement; if the parties cannot mutually agree either party may refer the purchase price issue to binding arbitration.

You shall have the right to use drill information, geophysical, and other exploration results associated with properties under your control pursuant to this agreement.

This Agreement and the parties right and obligations hereunder shall be binding upon and inure to the benefit of the successors in interest, assigns and personal representatives (or trustees) of the respective parties. Any disputes related to this agreement shall be resolved exclusively through arbitration in accordance with the terms of the GGV Contractual Mining Company Agreement dated October 29, 2007.

If you have any comments or questions on this feel free to call me directly. If you are in agreement with the foregoing, please so indicate by signing and returning one copy of this letter agreement, whereupon it will constitute our agreement with respect to the subject matter hereof, and documents conforming to local legal requirements in Chile will be prepared and signed.

Sincerely yours,

Global Gold Corporation

By: [signature]
Van Z. Krikorian, Chairman

Confirmed and Agreed to this 24th day of July, 2009:

[signature]
Juan Jose Quijano Fernandez

[signature]
Juan Jose Quijano Claro

EXHIBIT 1



GGV
660000
680000
700000
720000
5640000
5620000
Pacific Ocean
Pureo Claims Block
Madre de Dios
Claims Block
Quijano
El Pama
Legend
Places
Main Roads
Land Properties
GLOBAL GOLD
CORPORATION
Valdivia Project
Del Los Rios Region - Chile
Landsat Image

66 propiedades constituidas

CONCESIONES DE EXPLOTACION (CODIGOS NUEVOS)

#	ROL NAC.	NOMBRE CONCESION	UBICACION	PERT.	HAS.	TITULAR
70	092130001-8	SAN ANTONIO 1/10	LOS PELLINES	10	100	ENAMI
71	092130002-6	LOS PELLINES 1/10	LOS PELLINES	10	100	ENAMI
72	101020009-8	JUANITO 1/4	COLONIA PAILLACO	4	16	SOTO MORA JUAN
73	101020032-2	CHACAYAL 7/11	ESTERO CHACAYAL	5	30	QUIJANO FERNANDEZ JUAN JOSE
74	101020033-0	CHACAYAL 12/19	ESTERO CHACAYAL	8	80	QUIJANO FERNANDEZ JUAN JOSE
75	101020034-9	CHACAYAL 1/6	ESTERO CHACAYAL	6	60	QUIJANO FERNANDEZ JUAN JOSE
76	101020035-7	PUREO 1/5	PUREO	5	50	QUIJANO FERNANDEZ JUAN JOSE
77	101020036-5	PUREO 6/11	PUREO	6	54	QUIJANO FERNANDEZ JUAN JOSE
78	101020037-3	PUREO 12/21	PUREO	10	100	QUIJANO FERNANDEZ JUAN JOSE
79	101020038-1	PUREO 22/26	PUREO	5	50	QUIJANO FERNANDEZ JUAN JOSE
80	101020039-K	PUREO 27/34	PUREO	8	80	QUIJANO FERNANDEZ JUAN JOSE
81	101020040-3	PUREO 35/44	PUREO	10	88	QUIJANO FERNANDEZ JUAN JOSE
82	101020041-1	PUREO 45/49	PUREO	5	25	QUIJANO FERNANDEZ JUAN JOSE
83	101020042-K	PUREO 50/59	PUREO	10	88	ENAMI
84	101020043-8	PUREO 60/64	PUREO	5	50	QUIJANO FERNANDEZ JUAN JOSE
85	101020044-6	PUREO 65/67	PUREO	3	18	QUIJANO FERNANDEZ JUAN JOSE
86	101020048-9	PAILLACO 1/21	PAILLACO	21	210	QUIJANO FERNANDEZ JUAN JOSE
87	101020049-7	QDA HONDA 1/8	QDA HONDA	8	64	QUIJANO FERNANDEZ JUAN JOSE
88	101020050-0	QDA HONDA 9/14	QDA HONDA	3	30	QUIJANO FERNANDEZ JUAN JOSE
89	101020051-9	TRIPAYANTE 1/10	ESTERO TRIPAYANTE	10	100	QUIJANO FERNANDEZ JUAN JOSE
90	101020052-7	CARAPALLA 1/12	ESTERO CARAPALLA	12	96	QUIJANO FERNANDEZ JUAN JOSE
91	101020053-5	CARAHUE 1/8	CARAHUE	8	48	QUIJANO FERNANDEZ JUAN JOSE
92	101020054-3	LINGUE 1/16	RIO LINGUE	16	160	QUIJANO FERNANDEZ JUAN JOSE
93	101020055-1	LINGUE 17/28	RIO LINGUE	12	108	QUIJANO FERNANDEZ JUAN JOSE
94	101020056-K	CHACAYAL 1/8	ESTERO CHACAYAL	8	64	QUIJANO FERNANDEZ JUAN JOSE
95	101020057-8	CHACAYAL 9/17	ESTERO CHACAYAL	9	90	QUIJANO FERNANDEZ JUAN JOSE
96	101020058-6	EL NOGAL 1/10	CURANILAHUE	10	100	QUIJANO FERNANDEZ JUAN JOSE
97	101020059-4	EL NOGAL 11/19	CURANILAHUE	9	90	QUIJANO FERNANDEZ JUAN JOSE
98	101020060-8	EL NOGAL 20/28	CURANILAHUE	9	90	QUIJANO FERNANDEZ JUAN JOSE
99	101020061-6	EL NOGAL 29/38	CURANILAHUE	10	100	QUIJANO FERNANDEZ JUAN JOSE
100	101020071-3	ALEGRIA 1/5	RIO LINGUE	5	25	QUIJANO FERNANDEZ JUAN JOSE
101	101020072-1	ALEGRIA 6/10	RIO LINGUE	5	50	QUIJANO FERNANDEZ JUAN JOSE
102	101020073-K	ALEGRIA 11/20	RIO LINGUE	10	100	QUIJANO FERNANDEZ JUAN JOSE
103	101020074-8	ALEGRIA 21/25	RIO LINGUE	5	50	QUIJANO FERNANDEZ JUAN JOSE
104	101020075-6	ALEGRIA 26/30	RIO LINGUE	5	50	QUIJANO FERNANDEZ JUAN JOSE
105	101020086-1	THE CAN BLACK 1/10	CHACAYAL	6	18	QUIJANO FERNANDEZ JUAN JOSE
106	101020088-8	PUREO 67/76	PUREO	10	53	QUIJANO FERNANDEZ JUAN JOSE
107	101020090-K	PUREO 87/88	PUREO	2	12	QUIJANO FERNANDEZ JUAN JOSE
108	101020092-6	PUREO 91/96	PUREO	6	28	QUIJANO FERNANDEZ JUAN JOSE
109	101020094-2	PUREO 122/123	PUREO	2	14	QUIJANO FERNANDEZ JUAN JOSE
110	101020095-0	PUREO 126/129	PUREO	4	36	QUIJANO FERNANDEZ JUAN JOSE
111	101020096-9	PUREO 130/137	PUREO	8	80	SOC MRA LAS FAMILIAS LTDA
112	101020142-6	PICHILINGUE 9/16	ESTERO PICHILINGUE	8	80	QUIJANO FERNANDEZ JUAN JOSE
113	101020143-4	PICHILINGUE 1/8	ESTERO PICHILINGUE	8	80	QUIJANO FERNANDEZ JUAN JOSE
114	101020187-6	AMPARO 1/39	PICHILINGUE	39	176	QUIJANO FERNANDEZ JUAN JOSE
115	101020188-4	GUADALUPE 1/60	GUINEZ	60	300	QUIJANO FERNANDEZ JUAN JOSE
116	101020190-6	GUADALUPE 61/120	GUINEZ	60	300	QUIJANO FERNANDEZ JUAN JOSE
117	101020192-2	LA OLLA 1/34	EST LA OLLA	34	161	QUIJANO FERNANDEZ JUAN JOSE
118	101020193-0	LA OLLA 41/70	EST LAOLLA	30	150	QUIJANO FERNANDEZ JUAN JOSE
119	101020194-9	LA OLLA 81/140	ESTERO CHACAYAL	60	300	QUIJANO FERNANDEZ JUAN JOSE
120	101020195-7	LA OLLA 141/180	ESTERO CHACAYAL	40	200	QUIJANO FERNANDEZ JUAN JOSE
121	101020196-5	ALTO PICHILINGUE 1/80	PICHILINGUE	80	400	QUIJANO FERNANDEZ JUAN JOSE
122	101020197-3	ALTO PICHILINGUE 81/140	PICHILINGUE	60	300	QUIJANO FERNANDEZ JUAN JOSE
123	101020198-1	ALTO PICHILENGUE 141/200	PICHILINGUE	60	300	QUIJANO FERNANDEZ JUAN JOSE
124	101020199-K	ALTO PICHILINGUE 201/220	PICHILINGUE	20	100	QUIJANO FERNANDEZ JUAN JOSE
125	101020200-7	AMPARO 61/100	PICHILINGUE	40	200	QUIJANO FERNANDEZ JUAN JOSE
126	101020201-5	AMPARO 101/157	PICHILINGUE	57	246	QUIJANO FERNANDEZ JUAN JOSE
127	101020204-K	LUZ 1/56	ALTO CHACAYAL	56	260	QUIJANO FERNANDEZ JUAN JOSE
128	101020205-8	LUZ 61/96	ALTO CHACAYAL	36	180	QUIJANO FERNANDEZ JUAN JOSE
129	101020206-6	LUZ 101/140	ALTO CHACAYAL	40	200	QUIJANO FERNANDEZ JUAN JOSE
130	101020207-4	LUZ 141/180	ALTO CHACAYAL	40	200	QUIJANO FERNANDEZ JUAN JOSE
131	101020211-2	COLUMBO 1/45	ALTO PICHILINGUE	45	225	QUIJANO FERNANDEZ JUAN JOSE
132	101020212-0	MARTIN 1/60	ALTO CHACAYAL	60	300	QUIJANO FERNANDEZ JUAN JOSE
133	101020213-9	ALTO CHACAYAL 1/30	ALTO CHACAYAL	30	140	QUIJANO FERNANDEZ JUAN JOSE
134	101020214-7	TEOFILO 1/50	ALTO PICHILINGUE	50	250	QUIJANO FERNANDEZ JUAN JOSE
135	101020215-5	TEOFILO 61/120	ALTO PICHILINGUE	60	300	QUIJANO FERNANDEZ JUAN JOSE
136	101020216-3	TEOFILO 121/176	ALTO CHACAYAL	56	276	QUIJANO FERNANDEZ JUAN JOSE
137	101020217-1	TEOFILO 181/216	ALTO CHACAYAL	36	150	QUIJANO FERNANDEZ JUAN JOSE
138	141066001-K	SOURS 6 1/20	SECTOR PUREO	20	200	CALDERON HORMAZAVAL LUIS A.

CONCESIONES DE EXPLOTACION (CODIGOS NUEVOS)

#	ROL NAC.	NOMBRE CONCESION	UBICACION	PERT.	HAS.	TITULAR
80	101020008-K	LLIPE 1/387	FDO PUMILLAHUE	387	1933	QUIJANO FERNANDEZ JUAN JOSE
81	101020029-2	MARIQUINA 1/2	PUDOCO	2	20	QUIJANO FERNANDEZ JUAN JOSE
82	101020030-6	MARIQUINA 3/4	PUDOCO	2	20	QUIJANO FERNANDEZ JUAN JOSE
83	101020031-4	MARIQUINA 5/9	PUMILLAHUE BAJO	5	50	QUIJANO FERNANDEZ JUAN JOSE
84	101020063-2	MAR 1/20	PUMILLAHUE	20	200	QUIJANO FERNANDEZ JUAN JOSE
85	101020064-0	MAR 21/40	PUMILLAHUE	20	200	ENAMI
86	101020065-9	MAR 41/60	PUMILLAHUE	20	200	QUIJANO FERNANDEZ JUAN JOSE
87	101020066-7	MAR 61/80	PUMILLAHUE	20	200	QUIJANO FERNANDEZ JUAN JOSE
88	101020067-5	~~MAR 81/100~~	PUMILLAHUE	20	200	QUIJANO FERNANDEZ JUAN JOSE
89	101020068-3	~~MAR 101/120~~	PUMILLAHUE	20	200	QUIJANO FERNANDEZ JUAN JOSE
90	101020069-1	~~MAR 121/140~~	PUMILLAHUE	20	200	ENAMI
91	101020070-5	~~MAR 141/160~~	PUMILLAHUE	20	200	ENAMI
92	101020076-4	RAFAEL 1/20	SAN RAFAEL	20	200	QUIJANO FERNANDEZ JUAN JOSE
93	101020077-2	RAFAEL 21/40	SAN RAFAEL	20	200	QUIJANO FERNANDEZ JUAN JOSE
94	101020118-3	MARIQUINA 1/2	RIO CRUCES	2	20	ENAMI
95	101020120-5	MARIQUINA 5/7	RIO CRUCES	3	15	QUIJANO FERNANDEZ JUAN JOSE
96	101020121-3	MARIQUINA 8/13	RIO CRUCES	6	60	QUIJANO FERNANDEZ JUAN JOSE
97	101020122-1	MARIQUINA 14/19	RIO CRUCES	6	48	QUIJANO FERNANDEZ JUAN JOSE
98	101020123-K	MARIQUINA 20/21	RIO CRUCES	2	16	QUIJANO FERNANDEZ JUAN JOSE
99	101020124-8	MARIQUINA 22/27	RIO CRUCES	6	60	QUIJANO FERNANDEZ JUAN JOSE
100	101020125-6	MARIQUINA 28/31	RIO CRUCES	4	40	QUIJANO FERNANDEZ JUAN JOSE
101	101020126-4	MARIQUINA 32/34	RIO CRUCES	3	30	ENAMI
102	101020127-2	MARIQUINA 35/44	RIO CRUCES	10	100	QUIJANO FERNANDEZ JUAN JOSE
103	101020128-0	MARIQUINA 45/54	RIO CRUCES	10	100	QUIJANO FERNANDEZ JUAN JOSE
104	101020129-9	MARIQUINA 55/64	RIO CRUCES	10	100	QUIJANO FERNANDEZ JUAN JOSE
105	101020130-2	MARIQUINA 65/70	RIO CRUCES	6	60	QUIJANO FERNANDEZ JUAN JOSE
106	101020131-0	MARIQUINA 71/76	RIO CRUCES	6	60	QUIJANO FERNANDEZ JUAN JOSE
107	101020132-9	MARIQUINA 77/86	RIO CRUCES	10	100	ENAMI
108	101020133-7	MARIQUINA 87/96	RIO CRUCES	10	100	QUIJANO FERNANDEZ JUAN JOSE
109	101020134-5	~~MARIQUINA 97/106~~	RIO CRUCES	10	100	QUIJANO FERNANDEZ JUAN JOSE
110	101020135-3	~~MARIQUINA 107/111~~	RIO CRUCES	5	50	QUIJANO FERNANDEZ JUAN JOSE
111	101020136-1	~~MARIQUINA 112/114~~	RIO CRUCES	3	30	QUIJANO FERNANDEZ JUAN JOSE
112	101020137-K	~~MARIQUINA 115/119~~	RIO CRUCES	5	50	QUIJANO FERNANDEZ JUAN JOSE
113	101020138-8	MARIQUINA 120/122	RIO CRUCES	3	30	QUIJANO FERNANDEZ JUAN JOSE
114	101020139-6	MARIQUINA 123/126	RIO CRUCES	4	40	QUIJANO FERNANDEZ JUAN JOSE
115	101020154-K	MARIQUINA 159/163	ESTERO TRANA	5	50	QUIJANO FERNANDEZ JUAN JOSE
116	101020155-8	MARIQUINA 164/169	PUDOCO	6	60	QUIJANO FERNANDEZ JUAN JOSE
117	101020191-4	~~TROL 1 1/20~~	FUNDO PUMILLAHUE	20	100	WELLS ANDERSON PHILIP
118	101020202-3	PUMA 181/220	MADRE DE DIOS	40	200	QUIJANO FERNANDEZ JUAN JOSE
119	101020203-1	PUMA 241/285	MADRE DE DIOS	45	220	QUIJANO FERNANDEZ JUAN JOSE
120	101020208-2	PUMA 1/60	RIO PILLECOZCOZ	60	300	QUIJANO FERNANDEZ JUAN JOSE
121	101020209-0	PUMA 61/112	RIO PILLECOZCOZ	52	260	QUIJANO FERNANDEZ JUAN JOSE
122	101020210-4	PUMA 121/178	MADRE DE DIOS	58	290	QUIJANO FERNANDEZ JUAN JOSE
123	101020219-8	EL PUMA 61/120	EL PUMA	60	248	QUIJANO FERNANDEZ JUAN JOSE
124	101020222-8	PUMILLAHUE 1/10	SECTOR PUMILLAHUE	10	50	COMPANIA MINERA PUMILLAHUE
125	101030014-9	HUEIMA 1/4	HUEIMA	4	40	QUIJANO FERNANDEZ JUAN JOSE
126	101030015-7	HUEIMA 5/13	HUEIMA	9	90	QUIJANO FERNANDEZ JUAN JOSE
127	101030016-5	HUEIMA 14/33	HUEIMA	20	200	QUIJANO FERNANDEZ JUAN JOSE
128	101030017-3	HUEIMA 34/48	HUEIMA	15	75	QUIJANO FERNANDEZ JUAN JOSE
129	101030018-1	HUEIMA 49/73	HUEIMA	25	125	QUIJANO FERNANDEZ JUAN JOSE
130	101030020-3	MARIQUINA 127/128	RIO CRUCES	2	18	QUIJANO FERNANDEZ JUAN JOSE
131	101030021-1	MARIQUINA 129/136	RIO CRUCES	8	80	QUIJANO FERNANDEZ JUAN JOSE
132	101030022-K	MARIQUINA 137/139	RIO CRUCES	3	30	QUIJANO FERNANDEZ JUAN JOSE
133	101030023-8	MARIQUINA 140	RIO CRUCES	1	10	QUIJANO FERNANDEZ JUAN JOSE
134	101030024-6	MARIQUINA 141/144	RIO CRUCES	4	40	QUIJANO FERNANDEZ JUAN JOSE
135	101030025-4	MARIQUINA 145/148	RIO CRUCES	4	36	QUIJANO FERNANDEZ JUAN JOSE
136	101030026-2	MARIQUINA 149/150	RIO CRUCES	2	12	QUIJANO FERNANDEZ JUAN JOSE
137	101030027-0	MARIQUINA 151/153	RIO CRUCES	3	24	ENAMI
138	101030028-9	MARIQUINA 154/158	RIO CRUCES	5	50	QUIJANO FERNANDEZ JUAN JOSE
139	101030040-8	SIRIO I 1/30	ESTERO LLIPE	30	300	QUIJANO FERNANDEZ JUAN JOSE
140	101070008-2	RAFAEL 41/60	SAN RAFAEL	20	200	QUIJANO FERNANDEZ JUAN JOSE
141	101070009-0	RAFAEL 61/80	SAN RAFAEL	20	200	QUIJANO FERNANDEZ JUAN JOSE
142	101070011-2	COVADONGA 21/30	RIO INAQUE	10	100	QUIJANO FERNANDEZ JUAN JOSE
143	101070012-0	COVADONGA 31/40	RIO INAQUE	10	100	QUIJANO FERNANDEZ JUAN JOSE
144	101070013-9	COVADONGA 41/50	RIO INAQUE	10	100	QUIJANO FERNANDEZ JUAN JOSE
145	101070014-7	COVADONGA 51/60	RIO INAQUE	10	100	QUIJANO FERNANDEZ JUAN JOSE
146	101070015-5	COVADONGA 61/70	RIO INAQUE	10	100	QUIJANO FERNANDEZ JUAN JOSE
147	101070017-1	COVADONGA 81/90	RIO INAQUE	10	100	QUIJANO FERNANDEZ JUAN JOSE
148	101070018-K	COVADONGA 91/100	RIO INAQUE	10	100	QUIJANO FERNANDEZ JUAN JOSE

149	101070019-8	COVADONGA 101/110	RIO INAQUE	10	100	QUILJANO FERNANDEZ JUAN JOSE
150	101070020-1	COVADONGA 111/120	RIO INAQUE	10	100	QUILJANO FERNANDEZ JUAN JOSE
151	101070021-K	COVADONGA 121/130	RIO INAQUE	10	100	QUILJANO FERNANDEZ JUAN JOSE
152	101070023-6	COVADONGA 151/160	RIO INAQUE	10	100	QUILJANO FERNANDEZ JUAN JOSE
153	101070032-5	MAQUINA 29/34	LAS QUEMAS	6	60	QUILJANO FERNANDEZ JUAN JOSE
154	101070033-3	MAQUINA 35/38	LAS QUEMAS	4	40	QUILJANO FERNANDEZ JUAN JOSE
155	101070034-1	MAQUINA 39/44	LAS QUEMAS	6	48	QUILJANO FERNANDEZ JUAN JOSE
156	101070036-8	MAQUINA 50/56	LAS QUEMAS	7	35	QUILJANO FERNANDEZ JUAN JOSE
157	101070037-6	MAQUINA 57/63	LAS QUEMAS	7	35	QUILJANO FERNANDEZ JUAN JOSE
158	101070038-4	MAQUINA 64/65	LAS QUEMAS	2	20	QUILJANO FERNANDEZ JUAN JOSE
159	101070039-2	MAQUINA 66/70	LAS QUEMAS	5	30	QUILJANO FERNANDEZ JUAN JOSE
160	101070040-6	MAQUINA 71/77	LAS QUEMAS	7	35	QUILJANO FERNANDEZ JUAN JOSE
161	101070041-4	MAQUINA 78/83	LAS QUEMAS	6	48	QUILJANO FERNANDEZ JUAN JOSE
162	101070042-2	MAQUINA 84/85	LAS QUEMAS	2	16	QUILJANO FERNANDEZ JUAN JOSE
163	101070045-7	MAQUINA 93/96	LAS QUEMAS	4	24	QUILJANO FERNANDEZ JUAN JOSE
164	101070046-5	MAQUINA 97/102	LAS QUEMAS	6	48	QUILJANO FERNANDEZ JUAN JOSE
165	101070047-3	MAQUINA 103/104	LAS QUEMAS	2	20	QUILJANO FERNANDEZ JUAN JOSE
166	101070048-1	~~MAQUINA 105/109~~	LAS QUEMAS	5	25	QUILJANO FERNANDEZ JUAN JOSE
167	101070049-K	~~MAQUINA 110/115~~	LAS QUEMAS	6	36	QUILJANO FERNANDEZ JUAN JOSE
168	101070050-3	~~MAQUINA 116/122~~	LAS QUEMAS	7	35	QUILJANO FERNANDEZ JUAN JOSE
169	101070053-8	~~MAQUINA 128/137~~	POCO A POCO	10	100	QUILJANO FERNANDEZ JUAN JOSE
170	101070054-6	~~MAQUINA 138/141~~	POCO A POCO	4	40	QUILJANO FERNANDEZ JUAN JOSE
171	101070062-7	~~ALEJANDRA 1/30~~	MILLAHUILLIN	30	300	CIA CARBON SAN PEDRO CATAMUTUN
172	101070063-5	~~MARCELA 1/30~~	MILLAHUILLIN	30	300	CIA CARBON SAN PEDRO CATAMUTUN
173	101070064-3	~~PATRICIA 1/30~~	MILLAHUILLIN	30	300	CIA CARBON SAN PEDRO CATAMUTUN
174	101070065-1	~~XIMENA 1/30~~	MILLAHUILLIN	30	300	CIA CARBON SAN PEDRO CATAMUTUN
175	101070066-K	~~CECILIA 1/30~~	MILLAHUILLIN	30	300	CIA CARBON SAN PEDRO CATAMUTUN
176	101070076-7	PEEBLES 1/56	PUMILLAHUE	56	280	QUILJANO FERNANDEZ JUAN JOSE
177	101070077-5	PEEBLES 61/120	PUMILLAHUE	60	300	QUILJANO FERNANDEZ JUAN JOSE
178	101070078-3	PEEBLES 121/180	PUMILLAHUE	60	300	QUILJANO FERNANDEZ JUAN JOSE
179	101070079-1	PEEBLES 181/240	PUMILLAHUE	60	300	QUILJANO FERNANDEZ JUAN JOSE
180	101070080-5	PEEBLES 241/300	PUMILLAHUE	60	300	QUILJANO FERNANDEZ JUAN JOSE
181	101070081-3	PEEBLES 301/360	PUMILLAHUE	60	300	QUILJANO FERNANDEZ JUAN JOSE
182	101070082-1	PEEBLES 361/420	PUMILLAHUE	60	300	QUILJANO FERNANDEZ JUAN JOSE
183	101070083-K	PEEBLES 421/480	PUMILLAHUE	60	300	QUILJANO FERNANDEZ JUAN JOSE
184	101070084-8	PEEBLES 481/508	PUMILLAHUE	28	140	QUILJANO FERNANDEZ JUAN JOSE
185	101070085-6	PILLECOZCOZ 1/60	RIO PILLECOZCOZ	60	300	QUILJANO FERNANDEZ JUAN JOSE
186	101070086-4	PUMA 301/360	PUMILLAHUE	60	300	QUILJANO FERNANDEZ JUAN JOSE
187	101070088-0	PUMA 421/460	RIO PILLECOZCOZ	40	200	QUILJANO FERNANDEZ JUAN JOSE
188	101070089-9	ALFREDO 1/60	RIO INAQUE	60	300	QUILJANO FERNANDEZ JUAN JOSE
189	141050001-5	ALASKA 1/50	PUMILLAHUE	50	250	QUILJANO FERNANDEZ JUAN JOSE
190	141050002-3	KONIG 1/27	PUMILLAHUE	27	129	QUILJANO FERNANDEZ JUAN JOSE
191	141050003-1	KONIG 31/42	PUMILLAHUE	12	60	QUILJANO FERNANDEZ JUAN JOSE
192	141050004-K	ROBLE 1/35	PUMILLAHUE	35	170	QUILJANO FERNANDEZ JUAN JOSE
193	141050005-8	ROBLE 41/100	PUMILLAHUE	60	300	QUILJANO FERNANDEZ JUAN JOSE

TOTAL: 114 conc.


Purzo Sector
GUADALUPE
Madre de Dios
Sector
MADRE DE DIOS
LA GORDITA
Las Castañas
Legend
1:50,000
Valdivia Project
Del Los Rios, Region - Chile
Madre de Dios Claims Block